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                                                                    EXHIBIT 99.1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                       ---------------------------------

                         JCP MASTER CREDIT CARD TRUST

                       ---------------------------------

                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8


          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1999, and with respect to the performance of the Trust during the month of June, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.        Information Regarding the Current Monthly Distribution (Stated on the
          ---------------------------------------------------------------------
          Basis of $1,000 Original Certificate Principal Amount) for this
          ---------------------------------------------------------------
          Series.
          ------

          1.      The total amount of the distribution to
                  Certificateholders per $1,000 original
                  Certificate Principal amount.............    $          157.52

          2.      The amount of the distribution set forth in
                  paragraph 1 above allocable to Certificate
                  Principal, per $1,000 original Certificate
                  Principal amount..........................   $          151.48

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          3.      The amount of the distribution set forth in
                  paragraph 1 above allocable to Certificate
                  Interest, per $1,000 original Certificate
                  Principal amount ...                          $         6.03

B.        Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1.      Collection of Principal Receivables
                  -----------------------------------

                    (a)  The aggregate amount of Collections of
                         Principal Receivables processed which
                         were allocated in respect of the
                         Certificates of this Series.........   $    51,710,489

                    (b)  The Discounted Percentage in Respect
                         of the Collections of Principal
                         Receivables set forth in paragraph
                         1.(a) above...................                    0.00%

                    (c)  The net amount of Collections of
                         Principal Receivables processed which
                         were allocated in respect of the
                         Certificates of this Series.........   $    51,710,489

          2.      Collection of Finance Charge Receivables
                  ----------------------------------------

                    (a)  The aggregate amount of Collections of
                         Finance Charge Receivables processed
                         which were allocated in respect of the
                         Certificates of this
                         Series.......................          $     5,205,049

                    (b)  The aggregate amount of Discount
                         Option Receivable Collections which
                         were allocated in respect of the
                         Certificates of this Series........    $          0.00

                    (c)  The portion of Collections of Finance
                         Charge Receivables set forth in
                         paragraph 2.(a) above which were
                         allocated in respect of the
                         Certificates of other Series...        $          0.00

                    (d)  The net amount of Collections of
                         Finance Charge Receivables which
                         were allocated in respect of the
                         Certificates of this
                         Series.....................            $     5,205,049

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          3.      Net Recoveries
                  --------------

                  The aggregate amount of Net Recoveries
                  which were allocated in respect of the
                  Certificates of this Series...............    $          0.00


          4.      Principal Receivables in the Trust
                  ----------------------------------

                  (a)  The aggregate amount of Principal
                       Receivables in the Trust as of the end
                       of the day on the last day of such
                       month (which reflects the Principal
                       Receivables represented by the JCPR
                       Amount and by the
                       Aggregate Investor Amount)...........    $ 1,350,333,077

                  (b)  The amount of Principal Receivables in
                       the Trust represented by the Aggregate
                       Investor Amount as of the end of the
                       day on the last day of such month
                       .....................................    $ 1,022,846,143

                  (c)  The Aggregate Investor Amount set
                       forth in paragraph 4(b) above as a
                       percentage of the aggregate amount of
                       Principal Receivables set forth in
                       paragraph 4(a) above.................              75.75%

                  (d)  The Aggregate Investor Amount for this
                       Series as a percentage of the
                       aggregate amount of Principal
                       Receivables in the Trust as set forth
                       in paragraph 4(a) above..............              17.04%


          5.      Delinquent Balances
                  -------------------

                  The aggregate amount of outstanding
                  balances in the Accounts in the Trust
                  which were delinquent as of the end of
                  the day on the last day of such month:
                                                                       Aggregate
                                                                        Account
                                                                        Balance
                                                                        -------

                           (a)    1 month:........................  $37,989,458
                           (b)    2 months:.......................   15,293,023
                           (c)    3 months:.......................   10,623,138
                           (d)    4 months:.......................    9,377,413
                           (e)    5 months:.......................         0.00
                           (f)    6 or more months:...............         0.00

                                                  Total:            $73,283,032

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          6.      Investor Default Amount
                  -----------------------

                  The aggregate amount of the Investor
                  Default Amount which was allocated in
                  respect of the Certificates of this
                  Series....................................     $     1,309,129

          7.      Investor Charge Offs;
                  ---------------------
                  Reimbursement of Charge Offs
                  ----------------------------

                    (a)  The aggregate amount of Investor
                         Charge Offs which was allocated in
                         respect of the Certificates of this
                         Series.............................     $          0.00
                    (b)  The amount of the Investor Charge
                         Offs set forth in paragraph 7(a)
                         above, per $1,000 original
                         Certificate Principal amount (which
                         will have the effect of reducing
                         pro rata, the amount of each
                         Certificateholder's investment)
                         allocated to this Series
                         ...................................      $         0.00
                    (c)  The aggregate amount reimbursed to
                         the Trust in the current month from
                         drawings under the Letter of Credit
                         in respect of Investor Charge Offs
                         in prior months....................      $         0.00
                    (d)  The amount set forth in paragraph
                         7(c) above, per $1,000 original
                         Certificate Principal amount (which
                         will have the effect of increasing,
                         pro rata, the amount of each
                         Certificateholder's investment)
                         allocated to this Series...........       $        0.00

          8.      Investor Monthly Servicing Fee
                  ------------------------------

                  The amount of the Investor Monthly
                  Servicing Fee for this Series for the
                  preceding Monthly Period payable by the
                  Trust to the Servicer.....................      $      176,989

          9.      Investor Monthly Facility Fee
                  -----------------------------

                  The amount of the Investor Monthly
                  Facility Fee for this Series for the
                  preceding Monthly Period payable by the
                  Trust to JCPR.............................      $      294,982

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          10.     Available L/C Amount
                  --------------------

                  The Available L/C Amount as of the
                  close of business on the Distribution
                  Date specified above for this Series......      $   27,619,586


C.        The Pool Factor.
          ---------------

                  The Pool Factor (which represents the
                  ratio of the Adjusted Investor Amount for
                  this Series as of the end of the last day
                  of such month to the applicable Initial
                  Investor Amount). (The amount of a
                  Certificateholder's pro rata share of the
                  Investor Amount can be determined by
                  multiplying the original denomination of
                  the Holder's Certificate by the Pool
                  Factor)...................................            0.657609





                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer



                    By:   /s/ J. A. Hekele
                         -----------------------------
                         Title: Senior Accounting Manager

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